SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 5, 1998

                        Clover Community Bankshares, Inc.
             (Exact name of registrant as specified in its charter)


        South Carolina                   000-24749              58-2381062
(State or other jurisdiction of         (Commission          (I.R.S. Employer
incorporation or organization)          File Number)        Identification No.)


               124 North Main Street, Clover, South Carolina 29710

              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code (803) 222-7660

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Item 5.  Other Events.

         Clover Community Bankshares, Inc. is a one-bank holding company formed for the purpose of acquiring all of the common stock of Clover Community Bank, a South Carolina state bank. The assets and liabilities of Clover Community Bankshares, Inc. upon its acquisition of Clover Community Bank, effective June 5, 1998, were substantially the same as those of Clover Community Bank.

         Clover Community Bank's common stock was registered with the Federal Deposit Insurance Corporation pursuant to Section 12(i) of the Securities Exchange Act of 1934 and the Bank filed periodic reports under the Exchange Act with the Federal Deposit Insurance Corporation.

         This Form 8-K is being filed for the purpose of including in the files of the Securities and Exchange Commission the Annual Report on Form F-2 for the year ended December 31, 1997 (which contains substantially the information required by an annual report on Form 10-KSB) and the Form 10-QSB for the quarter ended March 31, 1998 previously filed by Clover Community Bank with the Federal Deposit Insurance Corporation so that such documents may be incorporated by reference into filings with the Commission as filings of a predecessor registrant to Clover Community Bankshares, Inc. Such documents are filed as exhibits hereto, are incorporated by reference herein, and specifically made a part hereof.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

Item No. from
Item 601 of
Regulation S-B         Description

27.1                   Financial Data Schedules for three months ended March 31,
                       1998.

27.2                   Financial Data Schedules for year ended December 31, 1997

99.1 Form F-2 of Clover Community Bank for the year ended December 31, 1997

99.2 Form 10-QSB of Clover Community Bank for the quarterly period ended March 31, 1998



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CLOVER COMMUNITY BANKSHARES, INC.
                                      ------------------------------------------
                                               (Registrant)


                                           s/James C. Harris, Jr.
Date:  January 22, 1999               By:---------------------------------------
                                          James C. Harris, Jr.
                                          President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibits

27.1                   Financial Data Schedules for three months ended March 31,
                       1998.

27.2                   Financial Data Schedules for year ended December 31, 1997

99.1 Form F-2 of Clover Community Bank for the year ended December 31, 1997

99.2 Form 10-QSB of Clover Community Bank for the quarterly period ended March 31, 1998












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